SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 27, 2001




                               INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)





             VIRGINIA                     0-30739               54-1972729
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)









                    800 East Leigh Street, Richmond, VA 23219
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (804) 828-6893

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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibit.

                  99.1     Presentation of March 27, 2001.


ITEM 9.      REGULATION FD DISCLOSURE.

             On March 27, 2001, Insmed Incorporated (the "Company") made a presentation at the Banc of America Healthcare 2001 Conference. During the presentation, Dr. Geoffrey Allan, Chairman of the Board, President and Chief Executive Officer of the Company, indicated that the slides relating to his prepared remarks would be furnished for review on the Securities and Exchange Commission's website. The presentation, which is incorporated herein by reference, is attached hereto as Exhibit 99.1. Investors may access an archived audio webcast of the original presentation for 14 days following the conference at the following URL address:

             www.veracast.com/bas_healthcare2001/webcasts/id03105264.cfm

             The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INSMED INCORPORATED



Date: March 28, 2001                        By:    /s/ Michael D. Baer
                                                   -----------------------------
                                                   Michael D. Baer
                                                   Chief Financial Officer

                               INSMED INCORPORATED
                                INDEX TO EXHIBITS


Exhibit Number

99.1     Presentation of March 27, 2001.